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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2006

                          SYNOVA HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                      000-51492                91-1951171
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In July 2006, Synova Healthcare Group, Inc. (the "Company") commenced a private placement, as amended (the "Offering"), of up to $2,000,000 of the Company's 2006 Convertible Bridge Notes (the "Notes") and warrants to purchase the Company's common stock, $.001 par value per share (the "Common Stock"). The Notes are unsecured obligations of the Company, are being sold at 100% of principal amount and bear interest at 12% per year. All principal and unpaid and accrued interest under the Notes will be due and payable upon the earlier of (i) 180 days from the original issuance date of the Notes or (ii) the first date on which funds are advanced to the Company or any affiliate pursuant to any sale of the Company's securities resulting in gross proceeds to the Company of at least $15 million. Payments under the Notes, including prepayments, may only be paid by making a simultaneous pro rata payment to all payees under the Notes. The Notes are convertible into Common Stock at a conversion price of $2.00 per share, subject to adjustment.

         The Company's obligations under the Notes may be accelerated and become immediately due and payable upon the occurrence of an event of default which has not been cured by the Company or waived by the payee. An event of default occurs under any of the following circumstances:

         o the Company fails to pay any principal or interest due on the Note for five business days following written demand thereof from the payee;
         o the Company fails to perform any other agreement or covenant under the Notes for 20 days following written demand from the payee;
         o the Company is in default under any other indebtedness of the Company or any subsidiary for borrowed money;
         o the Company or any subsidiary becomes involved in certain bankruptcy or insolvency proceedings;
         o a final judgment is entered for payment against the Company in an amount exceeding $100,000, which judgment is not discharged or stayed pending appeal or is not discharged within 45 days after the expiration of any stay; or
         o the Company transfers or sells all or substantially all of its assets.

         Simultaneous with the delivery of Notes to an investor in the Offering, the Company must also issue to such investor warrants (each, a "Warrant") to purchase a number of shares of Common Stock equal to 30% of the principal amount of Notes purchased by the investor divided by $3.00, subject to adjustment as provided in the Warrant. Each Warrant has an exercise price of $3.00 per share, subject to adjustment, and expires two years after the date of issuance. The exercise price of each Warrant may be adjusted in the event of any subdivision or combination of the Common Stock or any distribution by the Company of a dividend payable in shares of Common Stock to holders of Common Stock.

         The Offering is being conducted through one or more closings that may occur from time to time. Prior to the sale of the maximum of $2,000,000 of Notes and Warrants in the Offering, none of the proceeds received from sales of securities in the Offering will be escrowed and no minimum amount of proceeds will be required for the Company to be able to receive the net proceeds of the Offering. On July 28, 2006, the first $500,000 of gross proceeds from the sale of $500,000 in principal amount of Notes and a Warrant to purchase 50,000 shares of Common Stock was paid at an initial closing. On August 2, 2006, another $100,000 of gross proceeds from the sale of $100,000 in principal amount of Notes and a Warrant to purchase 10,000 shares of Common Stock was paid at a subsequent closing.

         In connection with the Offering, the Company has agreed to pay the placement agent for the Offering a commission equal to 3% of the gross purchase price for the Units purchased by investors introduced to the Company by the placement agent. The Company has also agreed to reimburse the placement agent for all reasonable out-of-pocket expenses incurred by the placement agent in connection with the Offering.

         Persons or entities investing in this Offering, or their affiliates, may be existing holders of the Company's securities, may provide consulting, advisory or other services to the Company, or may have other material relationships with the Company.


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ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
              UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          The disclosure provided in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

ITEM 3.02     RECENT SALES OF UNREGISTERED SECURITIES.

         The disclosure provided in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.

         Offers and sales of securities offered and sold in the Offering were effected without registration under the Securities Act, in reliance upon the exemption provided by Rule 506 and/or Section 4(2) thereunder. The Company believes that such offers and sales were exempt from registration under Section 4(2) of the Securities Act and/or Rule 506 thereunder because the subject securities were sold to a limited group of persons, each of whom was believed to have been (i) either an accredited investor or a sophisticated investor at the time of the sale and had a pre-existing business or personal relationship with us, our management or a placement agent engaged by the Company, and (ii) purchasing the securities for investment without a view to resale or further distribution. Restrictive legends stating that the securities may not be offered and sold in the United States absent registration under the Securities Act or an applicable exemption therefrom were placed on certificates evidencing the securities and/or agreements relating thereto. We believe no form of general solicitation or general advertising was made in connection with the offer or sale of these securities.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SYNOVA HEALTHCARE GROUP, INC.






Date: August 3, 2006                   By:      /s/ Robert L. Edwards
                                           -------------------------------------
                                              Name:  Robert L. Edwards
                                              Title: Chief Financial Officer


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